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                                                                    Exhibit 10.1

                                CCO HOLDINGS, LLC

                                       and

                           CCO HOLDINGS CAPITAL CORP.,

                                   as Issuers

                                       and

                             Wells Fargo Bank, N.A.,

                                   as Trustee

                                      ----

                                    INDENTURE

                          Dated as of December 15, 2004

                       Senior Floating Rate Notes due 2010

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                                TABLE OF CONTENTS

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ARTICLE 1  DEFINITIONS AND INCORPORATION BY REFERENCE............................................          1

         Section 1.01.     Definitions...........................................................          1

         Section 1.02.     Other Definitions.....................................................         25

         Section 1.03.     Incorporation by Reference of Trust Indenture Act.....................         25

         Section 1.04.     Rules of Construction.................................................         26

ARTICLE 2  THE NOTES.............................................................................         26

         Section 2.01.     Form and Dating.......................................................         26

         Section 2.02.     Execution and Authentication..........................................         27

         Section 2.03.     Registrar,Paying Agent and Calculation Agent..........................         28

         Section 2.04.     Paying Agent to Hold Money in Trust...................................         28

         Section 2.05.     Holder Lists..........................................................         29

         Section 2.06.     Transfer and Exchange.................................................         29

         Section 2.07.     Replacement Notes.....................................................         42

         Section 2.08.     Outstanding Notes.....................................................         42

         Section 2.09.     Treasury Notes........................................................         43

         Section 2.10.     Temporary Notes.......................................................         43

         Section 2.11.     Cancellation..........................................................         43

         Section 2.12.     Defaulted Interest....................................................         43

ARTICLE 3  REDEMPTION AND PREPAYMENT.............................................................         44

         Section 3.01.     Notices to Trustee....................................................         44

         Section 3.02.     Selection of Notes to Be Redeemed.....................................         44

         Section 3.03.     Notice of Redemption..................................................         44

         Section 3.04.     Effect of Notice of Redemption........................................         45

         Section 3.05.     Deposit of Redemption Price...........................................         45

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         Section 3.06.     Notes Redeemed in Part................................................         46

         Section 3.07.     Optional Redemption...................................................         46

         Section 3.08.     Mandatory Redemption..................................................         47

         Section 3.09.     Offer to Purchase by Application of Excess Proceeds...................         47

ARTICLE 4  COVENANTS.............................................................................         49

         Section 4.01.     Payment of Notes......................................................         49

         Section 4.02.     Maintenance of Office or Agency.......................................         49

         Section 4.03.     Reports...............................................................         50

         Section 4.04.     Compliance Certificate................................................         50

         Section 4.05.     Taxes.................................................................         51

         Section 4.06.     Stay, Extension and Usury Laws........................................         51

         Section 4.07.     Restricted Payments...................................................         52

         Section 4.08.     Investments...........................................................         55

         Section 4.09.     Dividend and Other Payment Restrictions Affecting Subsidiaries........         55

         Section 4.10.     Incurrence of Indebtedness and Issuance of Preferred Stock............         57

         Section 4.11.     Limitation on Asset Sales.............................................         59

         Section 4.12.     Sale and Leaseback Transactions.......................................         61

         Section 4.13.     Transactions with Affiliates..........................................         61

         Section 4.14.     Liens.................................................................         62

         Section 4.15.     Existence.............................................................         63

         Section 4.16.     Repurchase at the Option of Holders upon a Change of Control..........         63

         Section 4.17.     Limitations on Issuances of Guarantees of Indebtedness................         65

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         Section 4.18.     Payments for Consent..................................................         65

         Section 4.19.     Application of Fall-Away Covenants....................................         65

ARTICLE 5  SUCCESSORS............................................................................         66

         Section 5.01.     Merger, Consolidation, or Sale of Assets..............................         66

         Section 5.02.     Successor Corporation Substituted.....................................         67

ARTICLE 6  DEFAULTS AND REMEDIES.................................................................         67

         Section 6.01.     Events of Default.....................................................         67

         Section 6.02.     Acceleration..........................................................         68

         Section 6.03.     Other Remedies........................................................         69

         Section 6.04.     Waiver of Existing Defaults...........................................         69

         Section 6.05.     Control by Majority...................................................         69

         Section 6.06.     Limitation on Suits...................................................         69

         Section 6.07.     Rights of Holders of Notes to Receive Payment.........................         70

         Section 6.08.     Collection Suit by Trustee............................................         70

         Section 6.09.     Trustee May File Proofs of Claim......................................         70

         Section 6.10.     Priorities............................................................         71

         Section 6.11.     Undertaking for Costs.................................................         71

ARTICLE 7  TRUSTEE...............................................................................         72

         Section 7.01.     Duties of Trustee.....................................................         72

         Section 7.02.     Rights of Trustee.....................................................         73

         Section 7.03.     Individual Rights of Trustee..........................................         74

         Section 7.04.     Trustee's Disclaimer..................................................         74

         Section 7.05.     Notice of Defaults....................................................         74

         Section 7.06.     Reports by Trustee to Holders of the Notes............................         74

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         Section 7.07.     Compensation and Indemnity............................................         74

         Section 7.08.     Replacement of Trustee................................................         75

         Section 7.09.     Successor Trustee by Merger, etc......................................         76

         Section 7.10.     Eligibility; Disqualification.........................................         76

         Section 7.11.     Preferential Collection of Claims Against the Issuers.................         77

ARTICLE 8  LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................................         77

         Section 8.01.     Option to Effect Legal Defeasance or Covenant Defeasance..............         77

         Section 8.02.     Legal Defeasance and Discharge........................................         77

         Section 8.03.     Covenant Defeasance...................................................         78

         Section 8.04.     Conditions to Legal or Covenant Defeasance............................         78

         Section 8.05.     Deposited Money and Government Securities to Be Held in
                           Trust; Other Miscellaneous Provisions.................................         80

         Section 8.06.     Repayment to Issuers..................................................         80

         Section 8.07.     Reinstatement.........................................................         81

ARTICLE 9  AMENDMENT, SUPPLEMENT AND WAIVER......................................................         81

         Section 9.01.     Without Consent of Holders of Notes...................................         81

         Section 9.02.     With Consent of Holders of Notes......................................         82

         Section 9.03.     Compliance with Trust Indenture Act...................................         83

         Section 9.04.     Revocation and Effect of Consents.....................................         83

         Section 9.05.     Notation on or Exchange of Notes......................................         83

         Section 9.06.     Trustee to Sign Amendments, etc.......................................         83

ARTICLE 10 MISCELLANEOUS.........................................................................         84

         Section 10.01.    Trust Indenture Act Controls..........................................         84

         Section 10.02.    Notices...............................................................         84

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         Section 10.03.    Communication by Holders of Notes with Other Holders of Notes.........         85

         Section 10.04.    Certificate and Opinion as to Conditions Precedent....................         85

         Section 10.05.    Statements Required in Certificate or Opinion.........................         85

         Section 10.06.    Rules by Trustee and Agents...........................................         86

         Section 10.07.    No Personal Liability of Directors, Officers, Employees,
                           Members and Stockholders..............................................         86

         Section 10.08.    Governing Law.........................................................         86

         Section 10.09.    No Adverse Interpretation of Other Agreements.........................         86

         Section 10.10.    Successors............................................................         87

         Section 10.11.    Severability..........................................................         87

         Section 10.12.    Counterpart Originals.................................................         87

         Section 10.13.    Table of Contents, Headings, etc......................................         87

ARTICLE 11 SATISFACTION AND DISCHARGE............................................................         87

         Section 11.01.    Satisfaction and Discharge of Indenture...............................         87

         Section 11.02.    Application of Trust Money............................................         88

                                                                  EXECUTION COPY

INDENTURE dated as of December 15, 2004 among CCO Holdings, LLC, a Delaware limited liability company (as further defined below, the "Company"), CCO Holdings Capital Corp., a Delaware corporation (as further defined below, "Capital Corp" and together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee (the "Trustee").

         The Issuers and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

         "Acquired Debt" means, with respect to any specified Person:

         (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

         (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "Additional Notes" means the Issuers' Senior Floating Rate Notes due 2010 issued under this Indenture in addition to the Original Notes (other than any Notes issued in respect of Original Notes pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling, "controlled by" and "under common control with" shall have correlative meanings.

         "Agent" means any Registrar, Paying Agent or Calculation Agent.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Asset Acquisition" means (a) an Investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any of its Restricted Subsidiaries or shall be merged with or into the Company or any of its Restricted Subsidiaries, or (b) the acquisition by the Company or any of its Restricted Subsidiaries of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

         "Asset Sale" means:

         (1) the sale, lease, conveyance or other disposition of any assets or rights, other than sales of inventory in the ordinary course of the Cable Related Business consistent with applicable past practices; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, shall be governed by
Section 4.16 and/or Section 5.01 and not by the provisions of Section 4.11; and

         (2) the issuance of Equity Interests by any Restricted Subsidiary of the Company or the sale of Equity Interests in any Restricted Subsidiary of the Company.

Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

         (1) any single transaction or series of related transactions that: (a) involves assets having a fair market value of less than $100 million; or (b) results in net proceeds to the Company and its Restricted Subsidiaries of less than $100 million;

         (2) a transfer of assets between or among the Company and its Restricted Subsidiaries;

         (3) an issuance of Equity Interests by a Restricted Subsidiary of the Company to the Company or to another Wholly Owned Restricted Subsidiary of the Company;

         (4) any Restricted Payment that is permitted by Section 4.07, any Restricted Investment that is permitted by Section 4.08 or a Permitted Investment;

         (5) the incurrence of Liens not prohibited by this Indenture and the disposition of assets related to such Liens by the secured party pursuant to a foreclosure; and

         (6) any disposition of cash or Cash Equivalents.

         "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessee, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law of any jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

         "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

         "Board of Directors" means the board of directors or comparable governing body of CCI or the Company, as the case may be, in either case as constituted as of the date of any determination required to be made, or action required to be taken, pursuant to this Indenture.

         "Business Day" means any day other than a Legal Holiday.

         "Cable Related Business" means the business of owning cable television systems and businesses ancillary, complementary and related thereto.

         "Calculation Agent" means initially Wells Fargo Bank, N.A. until a successor replaces Wells Fargo Bank, N.A. in accordance with Section 2.03 hereof and thereafter means the successor serving hereunder.

         "Capital Corp" means CCO Holdings Capital Corp., a Delaware corporation, and any successor Person thereto.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" means:

         (1) in the case of a corporation, corporate stock;

         (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

         (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

         (4) any other interest (other than any debt obligation) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Capital Stock Sale Proceeds" means the aggregate net cash proceeds (including the fair market value of the non-cash proceeds, as determined by an independent appraisal firm) received by the Company or its Restricted Subsidiaries from and after November 10, 2003, in each case

         (x) as a contribution to the common equity capital or from the issue or sale of Equity Interests (other than Disqualified Stock and other than issuances or sales to a Subsidiary of the Company) of the Company from and after November 10, 2003, or

         (y) from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company).

         "Cash Equivalents" means:

         (1) United States dollars;

         (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition;

         (3) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having combined capital and surplus in excess of $500 million and a Thompson Bank Watch Rating at the time of acquisition of "B" or better;

         (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

         (5) commercial paper having a rating at the time of acquisition of at least "P-1" from Moody's or at least "A-1" from S&P and in each case maturing within twelve months after the date of acquisition;

         (6) corporate debt obligations maturing within twelve months after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" or "P-1" by Moody's or "AAA" or "A-1" by S&P;

         (7) auction-rate Preferred Stocks of any corporation maturing not later than 45 days after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" by Moody's or "AAA" by S&P;

         (8) securities issued by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, maturing not later than six months after the date of acquisition thereof, rated at the time of acquisition at least "A" by Moody's or S&P; and

         (9) money market or mutual funds at least 90% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (8) of this definition.

         "CCH I" means CCH I, LLC, a Delaware limited liability company, and any successor Person thereto.

         "CCH II" means CCH II, LLC, a Delaware limited liability company, and any successor Person thereto.

         "CCH II Indentures" means, collectively, the indenture entered into by CCH II and CCH II Capital Corp., a Delaware corporation, with respect to their 10.25% Senior Notes due 2010 and any indentures, note purchase agreements or similar documents entered into by CCH II and CCH II Capital Corp. for the purpose of incurring Indebtedness in exchange for, or the proceeds of which are used to refinance, any of the Indebtedness described above, in each case, together with all instruments and other agreements entered into by CCH II and CCH II Capital Corp. in connection therewith, as any of the foregoing may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

         "CCI" means Charter Communications, Inc., a Delaware corporation, and any successor Person thereto.

         "CCI Indentures" means, collectively, the indentures entered into by CCI with respect to its 5.75% Convertible Senior Notes due 2005, its 4.75% Convertible Senior Notes due 2006, its 5.875% Convertible Senior Notes due 2009 and any indentures, note purchase agreements or similar documents entered into by CCI after the Issue Date for the purpose of incurring Indebtedness in exchange for, or the proceeds of which are used to refinance, any of the Indebtedness described above, in each case, together with all instruments and other agreements entered into by CCI in connection therewith, as any of the foregoing may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

         "Change of Control" means the occurrence of any of the following:

         (1) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or of a Parent and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than Paul G. Allen and the Related Parties;

         (2) the adoption of a plan relating to the liquidation or dissolution of the Company or a Parent (except a liquidation of any Parent into any other Parent);

         (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any "person" (as defined above) other than Paul G. Allen and Related Parties becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Company or a Parent, measured by voting power rather than the number of shares, unless Paul G. Allen or a Related Party Beneficially Owns, directly or indirectly, a greater percentage of Voting Stock of the Company or such Parent, as the case may be, measured by voting power rather than the number of shares, than such person;

         (4) after the Issue Date, the first day on which a majority of the members of the Board of Directors of CCI are not Continuing Directors;

         (5) the Company or a Parent consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or a Parent, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such Parent is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company or such

Parent outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person immediately after giving effect to such issuance; or

         (6) (i) Charter Communications Holding Company, LLC shall cease to own beneficially, directly or indirectly, 100% of the Capital Stock of Charter Holdings and (ii) Charter Holdings shall cease to own beneficially, directly or indirectly, 100% of the Capital Stock of the Company.

         "Charter Holdings" means Charter Communications Holdings, LLC, a Delaware limited liability company, and any successor Person thereto.

         "Charter Holdings Indentures" means, collectively (a) the indentures entered into by Charter Holdings and Charter Communications Holdings Capital Corporation in connection with the issuance of each 8.250% Senior Notes Due 2007 dated March 1999, 8.625% Senior Notes Due 2009 dated March 1999, 9.920% Senior Discount Notes Due 2011 dated March 1999, 10.000% Senior Notes Due 2009 dated January 2000, 10.250% Senior Notes Due 2010 dated January 2000, 11.750% Senior Discount Notes Due 2010 dated January 2000, 10.750% Senior Notes Due 2009 dated January 2001, 11.125% Senior Notes Due 2011 dated January 2001, 13.500% Senior Discount Notes Due 2011 dated January 2001, 9.625% Senior Notes Due 2009 dated May 2001, 10.000% Senior Notes Due 2011 dated May 2001, 11.750% Senior Discount Notes Due 2011 dated May 2001, 9.625% Senior Notes Due 2009 dated January 2002, 10.000% Senior Notes Due 2011 dated January 2002, and 11.750% Senior Discount Notes Due 2011 dated January 2002, and (b) any indentures, note purchase agreements or similar documents entered into by Charter Holdings and/or Charter Communications Holdings Capital Corporation after the Issue Date for the purpose of incurring Indebtedness in exchange for, or proceeds of which are used to refinance, any of the Indebtedness described in the foregoing clause (a), in each case, together with all instruments and other agreements entered into by Charter Holdings or Charter Communications Holdings Capital Corporation in connection therewith, as the same may be refinanced, replaced, amended, supplemented or otherwise modified from time to time.

         "Charter Refinancing Indebtedness" means any Indebtedness of a Charter Refinancing Subsidiary issued in exchange for, or the net proceeds of which are used within 90 days after the date of issuance thereof to extend, refinance, renew, replace, defease, purchase, acquire or refund (including successive extensions, refinancings, renewals, replacements, defeasances, purchases, acquisitions or refunds), Indebtedness initially incurred under any one or more of the Charter Holdings Indentures, the CCI Indentures, the CCH II Indentures or this Indenture; provided that:

         (1) the principal amount (or accreted value, if applicable) of such Charter Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable) plus accrued interest and premium, if any, on the Indebtedness so extended, refinanced, renewed, replaced, defeased, purchased, acquired or refunded (plus the amount of reasonable fees, commissions and expenses incurred in connection therewith); and

         (2) such Charter Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "Charter Refinancing Subsidiary" means CCH I, CCH II or any other directly or indirectly wholly owned Subsidiary (and any related corporate co-obligor if such Subsidiary is a limited liability company or other association not taxed as a corporation) of CCI or Charter Communications Holding Company, LLC, which is or becomes a Parent.

         "Clearstream" means Clearstream Banking, societe anonyme (formerly Cedelbank).

         "Commission" or "SEC" means the Securities and Exchange Commission.

         "Company" means CCO Holdings, LLC, a Delaware limited liability company, and any successor Person thereto.

         "Consolidated EBITDA" means with respect to any Person, for any period, the net income of such Person and its Restricted Subsidiaries for such period plus, to the extent such amount was deducted in calculating such net income:

         (1) Consolidated Interest Expense;

         (2) income taxes;

         (3) depreciation expense;

         (4) amortization expense;

         (5) all other non-cash items, extraordinary items, nonrecurring and unusual items and the cumulative effects of changes in accounting principles reducing such net income, less all non-cash items, extraordinary items, nonrecurring and unusual items and cumulative effects of changes in accounting principles increasing such net income, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in conformity with GAAP; and

         (6) amounts actually paid during such period pursuant to a deferred compensation plan; and

         (7) for purposes of Section 4.10 only, Management Fees;

provided, that Consolidated EBITDA shall not include:

         (x) the net income (or net loss) of any Person that is not a Restricted Subsidiary ("Other Person"), except (i) with respect to net income, to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Restricted Subsidiaries by such Other Person during such period and (ii) with respect to net losses, to the extent of the amount of investments made by such Person or any Restricted Subsidiary of such Person in such Other Person during such period;

         (y) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (3) of Section 4.07 (and in such case, except to the extent includable pursuant to clause (x) above), the net income (or net loss) of any Other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with such Person or any Restricted Subsidiaries or all or substantially all of the property and assets of such Other Person are acquired by such Person or any of its Restricted Subsidiaries; and

         (z) the net income of any Restricted Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of such Restricted Subsidiary's charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary (other than any agreement or instrument evidencing Indebtedness or Preferred Stock (i) outstanding on the Issue Date, or (ii) incurred or issued thereafter in compliance with Section 4.10, provided that (a) the terms of any such agreement or instrument restricting the declaration and payment of dividends or similar distributions apply only in the event of a default with respect to a financial covenant or a covenant relating to payment (beyond any applicable period of grace) contained in such agreement or instrument, (b) such terms are determined by such Person to be customary in comparable financings and (c) such restrictions are determined by the Company not to materially affect the Issuers' ability to make principal or interest payments on the Notes when due).

         "Consolidated Indebtedness" means, with respect to any Person as of any date of determination, the sum, without duplication, of:

         (1) the total amount of outstanding Indebtedness of such Person and its Restricted Subsidiaries, plus

         (2) the total amount of Indebtedness of any other Person that has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus

         (3) the aggregate liquidation value of all Disqualified Stock of such Person and all Preferred Stock of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of:

         (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations); and

         (2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and

         (3) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon);

excluding, however, any amount of such interest of any Restricted Subsidiary of the referent Person if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof) in each case, on a consolidated basis and in accordance with GAAP.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of CCI who:

         (1) was a member of the Board of Directors of CCI on the Issue Date; or

         (2) was nominated for election or elected to the Board of Directors of CCI with the approval of a majority of the Continuing Directors who were members of such Board of Directors of CCI at the time of such nomination or election or whose election or appointment was previously so approved.

         "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 or such other address as to which the Trustee may give notice to the Issuers.

         "Credit Facilities" means, with respect to the Company and/or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities, in each case with banks or other lenders (other than a Parent of the Issuers) providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

         "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

         "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, substantially in the form of Exhibit A hereto, except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

         "Depositary" means, with respect to the Global Notes, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

         "Determination Date" means, with respect to any Interest Period, the second London Banking Day preceding the first day of the Interest Period.

         "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the surviving Person) or the sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of such Person's assets or Capital Stock.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.07.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Equity Offering" means any private or underwritten public offering of Qualified Capital Stock of the Company or a Parent of which the gross proceeds to the Company or received by the Company as a capital contribution from such Parent (directly or indirectly), as the case may be, are at least $25 million.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Notes" means the Issuers' Senior Floating Rate Notes due 2010, containing terms substantially identical to the Initial Notes or any Initial Additional Notes (except that (i) such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), that are issued and exchanged for
(a) the Initial Notes, as provided for in the Registration Rights Agreement relating to such Initial Notes and this Indenture or (b) such Initial Additional Notes, as may be provided in any Registration Rights Agreement relating to such Initial Additional Notes and this Indenture (including any amendment or supplement thereto).

         "Exchange Offer" means an offer to exchange Initial Notes or Initial Additional Notes, if any, for Exchange Notes pursuant to a Registration Rights Agreement.

         "Exchange Offer Registration Statement" means a registration statement relating to an Exchange Offer as may be provided in any Registration Rights Agreement.

         "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issue Date, until such amounts are repaid.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

         "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

         "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes.

         "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

         "Guarantee" or "guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness, measured as the lesser of the aggregate outstanding amount of the Indebtedness so guaranteed and the face amount of the guarantee.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

         (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

         (2) interest rate option agreements, foreign currency exchange agreements, foreign currency swap agreements; and

         (3) other agreements or arrangements designed to protect such Person against fluctuations in interest and currency exchange rates.

         "Helicon Preferred Stock" means the preferred limited liability company interest of Charter-Helicon LLC with an aggregate liquidation value of $25 million.

         "Holder" means a holder of the Notes.

         "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

         (1) in respect of borrowed money;

         (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

         (3) in respect of banker's acceptances;

         (4) representing Capital Lease Obligations;

         (5) in respect of the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

         (6) representing the notional amount of any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person.

The amount of any Indebtedness outstanding as of any date shall be:

         (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

         (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

         "Initial Additional Notes" means Additional Notes issued in an offering not registered under the Securities Act.

         "Initial Notes" means the Issuers' Senior Floating Rate Notes due 2010, issued on the Issue Date (and any Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is not also a QIB.

         "Interest Period" means the period commencing on and including an interest payment date and ending on and including the day immediately preceding the next succeeding interest payment date, with the exception that the first Interest Period shall commence on and include the Issue Date and end on and include March 14, 2005.

         "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons, including Affiliates, in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business) and purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "Issue Date" means December 15, 2004.

         "Issuers" has the meaning assigned to it in the preamble to this Indenture.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "Letter of Transmittal" means the letter of transmittal to be prepared by the Issuers and sent to all Holders of the Initial Notes or any Initial Additional Notes for use by such Holders in connection with any Exchange Offer.

         "Leverage Ratio" means, as to the Company, as of any date, the ratio of:

         (1) the Consolidated Indebtedness of the Company on such date to

         (2) the aggregate amount of Consolidated EBITDA for the Company for the most recently ended fiscal quarter for which internal financial statements are available multiplied by four (the "Reference Period").

         In addition to the foregoing, for purposes of this definition, "Consolidated EBITDA" shall be calculated on a pro forma basis after giving effect to

         (1) the issuance of the Notes;

         (2) the incurrence of the Indebtedness or the issuance of the Disqualified Stock or other Preferred Stock (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence or issuance (and the application of the proceeds therefrom) or repayment of other Indebtedness, Disqualified Stock or Preferred Stock, other than the incurrence or repayment of Indebtedness for ordinary working capital purposes, at any time subsequent to the beginning of the Reference Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Reference Period; and

         (3) any Dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any person that becomes a Restricted Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for or issuing Indebtedness, Disqualified Stock or Preferred Stock) made on or subsequent to the first day of the Reference Period and on or prior to the date of determination, as if such Disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness, Disqualified Stock or Preferred Stock and also including any Consolidated EBITDA associated with such Asset Acquisition, including any cost savings adjustments in compliance with Regulation S-X promulgated by the Commission) had occurred on the first day of the Reference Period.

         "LIBOR" means, with respect to an Interest Period, the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on either Telerate Page 3750 or Bloomberg page BBAM 1 as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 and Bloomberg page BBAM 1 do not include such a rate or are unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

         "London Banking Day" means any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

    "Management Fees" means the fees payable to CCI pursuant to the management and mutual services agreements between any Parent of the Company and/or Charter Communications Operating, LLC and between any Parent of the Company and other

Restricted Subsidiaries of the Company and pursuant to the limited liability company agreements of certain Restricted Subsidiaries as such management, mutual services or limited liability company agreements exist on the Issue Date (or, if later, on the date any new Restricted Subsidiary is acquired or created), including any amendment or replacement thereof, provided, that any such new agreements or amendments or replacements of existing agreements is not more disadvantageous to the holders of the Notes in any material respect than such management agreements existing on the Issue Date and further provided, that such new, amended or replacement management agreements do not provide for percentage fees, taken together with fees under existing agreements, any higher than 3.5% of CCI's consolidated total revenues for the applicable payment period.

         "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

         "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof or taxes paid or payable as a result thereof (including amounts distributable in respect of owners', partners' or members' tax liabilities resulting from such sale), in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness.

         "Non-Recourse Debt" means Indebtedness:

         (1) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

         (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

         (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Note" or "Notes" means the Initial Notes, any Additional Notes and the Exchange Notes.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of the Company or Capital Corp, as the case may be, by two Officers of the Company or Capital Corp, as the case may be, one of whom must be the principal executive officer, the chief financial officer or the treasurer of the Company or Capital Corp, as the case may be, that meets the requirements of Section 10.05.

         "Opinion of Counsel" means an opinion from legal counsel that that is reasonably acceptable to the Trustee and meets the requirements of Section
10.05. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company.

         "Original Notes" means the Initial Notes and any Exchange Notes issued in exchange therefor.

         "Parent" means CCH II, CCH I, Charter Holdings, Charter Communications Holding Company, LLC, CCI and/or any direct or indirect Subsidiary of the foregoing 100% of the Capital Stock of which is owned directly or indirectly by one or more of the foregoing Persons, as applicable, and that directly or indirectly beneficially owns 100% of the Capital Stock of the Company, and any successor Person to any of the foregoing.

         "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

         "Permitted Investments" means:

         (1) any Investment by the Company in a Restricted Subsidiary of the Company, or any Investment by a Restricted Subsidiary of the Company in the Company or in another Restricted Subsidiary of the Company;

         (2) any Investment in Cash Equivalents;

         (3) any Investment by the Company or any of its Restricted Subsidiaries in a Person, if as a result of such Investment:

                  (a) such Person becomes a Restricted Subsidiary of the Company; or

                  (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

         (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.11;

         (5) any Investment made out of the net cash proceeds of the issue and sale after November 10, 2003 (other than to a Subsidiary of the Company) of Equity Interests (other than Disqualified Stock) of the Company to the extent that such net cash proceeds have not been applied to make a Restricted Payment or to effect other transactions pursuant to Section 4.07 hereof;

         (6) other Investments in any Person (other than any Parent) having an aggregate fair market value, when taken together with all other Investments in any Person made by the Company and its Restricted Subsidiaries (without duplication) pursuant to this clause (6) from and after the Issue Date, not to exceed $750 million (initially measured on the date each such Investment was made and without giving effect to subsequent changes in value, but reducing the amount outstanding by the aggregate amount of principal, interest, dividends, distributions, repayments, proceeds or other value otherwise returned or recovered in respect of any such Investment, but not to exceed the initial amount of such Investment) at any one time outstanding; and

         (7) Investments in customers and suppliers in the ordinary course of business which either (A) generate accounts receivable or (B) are accepted in settlement of bona fide disputes.

         "Permitted Liens" means:

         (1) Liens on the assets of the Company securing Indebtedness and other Obligations under any of the Credit Facilities;

         (2) Liens in favor of the Company;

         (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company;

         (4) Liens on property existing at the time of acquisition thereof by the Company; provided that such Liens were in existence prior to the contemplation of such acquisition;

         (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (6) purchase money mortgages or other purchase money Liens (including, without limitation, any Capital Lease Obligations) incurred by the Company upon any fixed or capital assets acquired on or after the Issue Date or purchase money mortgages (including without limitation Capital Lease Obligations) on any such assets, whether or not assumed, existing at the time of acquisition of such assets, whether or not assumed, so long as

                  (i) such mortgage or Lien does not extend to or cover any of the assets of the Company, except the asset so developed, constructed, or acquired, and directly related assets such as enhancements and modifications thereto, substitutions, replacements, proceeds (including insurance proceeds), products, rents and profits thereof, and

                  (ii) such mortgage or Lien secures the obligation to pay all or a portion of the purchase price of such asset, interest thereon and other charges, costs and expenses (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement, and migration) and is incurred in connection therewith (or the obligation under such Capital Lease Obligation) only;

         (7) Liens existing on the Issue Date (other than in connection with the Credit Facilities) and replacement Liens therefor that do not encumber additional property;

         (8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (9) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

         (10) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

         (11) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligation, bankers' acceptance, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

         (12) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries;

         (13) Liens of franchisors or other regulatory bodies arising in the ordinary course of business;

         (14) Liens arising from filing Uniform Commercial Code financing statements regarding leases or other Uniform Commercial Code financing statements for precautionary purposes relating to arrangements not constituting Indebtedness;

         (15) Liens arising from the rendering of a final judgment or order against the Company or any of its Restricted Subsidiaries that does not give rise to an Event of Default;

         (16) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

         (17) Liens encumbering customary initial deposits and margin deposits, and other Liens that are within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Hedging Obligations and forward contracts, options, future contracts, future options or similar agreements or arrangements designed solely to protect the Company or any of its Restricted Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

         (18) Liens consisting of any interest or title of licensor in the property subject to a license;

         (19) Liens on the Capital Stock of Unrestricted Subsidiaries;

         (20) Liens arising from sales or other transfers of accounts receivable which are past due or otherwise doubtful of collection in the ordinary course of business;

         (21) Liens incurred in the ordinary course of business of the Company and its Restricted Subsidiaries with respect to obligations which in the aggregate do not exceed $50 million at any one time outstanding;

         (22) Liens in favor of the Trustee arising under the provisions of
Section 7.07 of this Indenture and similar provisions in favor of trustees or other agents or representatives under indentures or other agreements governing debt instruments entered into after the date hereof;

         (23) Liens in favor of the Trustee for its benefit and the benefit of Holders as their respective interests appear; and

         (24) Liens securing Permitted Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was secured or was permitted to be secured by such Liens.

         "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used, within 60 days after the date of issuance thereof, to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that unless permitted otherwise by this Indenture, no Indebtedness of any Restricted Subsidiary may be issued in exchange for, nor may the net proceeds of Indebtedness be used to extend, refinance, renew, replace, defease or refund, Indebtedness of the direct or indirect parent of such Restricted Subsidiary; provided, further, that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest and premium, if any, on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith), except to the extent that any such excess principal amount would be then permitted to be incurred by other provisions of Section 4.10;

         (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

         "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which, by its terms, is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

         "Private Placement Legend" means the legend set forth in Section 2.06(g)(i)(A) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

         "Productive Assets" means assets (including assets of a referent Person owned directly or indirectly through ownership of Capital Stock) of a kind used or useful in the Cable Related Business.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Qualified Capital Stock" means any Capital Stock that is not Disqualified Stock.

         "Rating Agencies" means Moody's and S&P.

         "Registration Rights Agreement" means (a) the Exchange and Registration Rights Agreement dated as of the Issue Date among the Issuers and the initial purchasers named therein with respect to the Initial Notes and (b) any registration rights agreement among the Issuers and the initial purchasers named therein with respect to any Initial Additional Notes.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Initial Additional Notes, in each case, initially sold in reliance on Rule 903 of Regulation S.

         "Related Party" means:

         (1) the spouse or an immediate family member, estate or heir of Paul G. Allen; or

         (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Paul G. Allen and/or such other Persons referred to in the immediately preceding clause (1).

         "Representative Amount" means a principal amount of not less than U.S. $1,000,000 for a single transaction in the relevant market at the relevant time.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

         "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

         "Restricted Investment" means an Investment other than a Permitted Investment.

         "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 144A Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Initial Additional Notes, in each case initially sold in reliance on Rule 144A.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated under the Securities Act.

         "S&P" means Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor to the rating agency business thereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Registration Statement" means a "shelf" registration statement providing for the registration and the sale on a continuous or delayed basis of the Initial Notes or any Initial Additional Notes as may be provided in any Registration Rights Agreement.

         "Significant Subsidiary" means (a) with respect to any Person, any Restricted Subsidiary of such Person which would be considered a "Significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and (b) in addition, with respect to the Company, Capital Corp.

         "Special Interest" means special or additional interest in respect of the Notes that is payable by the Issuers as liquidated damages upon specified registration defaults pursuant to any Registration Rights Agreement.

         "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness on the Issue Date, or, if none, the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

         "Subsidiary" means, with respect to any Person:

         (1) any corporation, association or other business entity of which at least 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and, in the case of any such entity of which 50% of the total voting power of shares of Capital Stock is so owned or controlled by such Person or one or more of the other Subsidiaries of such Person, such Person and its Subsidiaries also have the right to control the management of such entity pursuant to contract or otherwise; and

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Tax" shall mean any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

         "Telerate Page 3750" means the display designated as "Page 3750" on the Moneyline Telerate service (or such other page as may replace Page 3750 on that service or a successor service).

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, then "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means Wells Fargo Bank, N.A. until a successor replaces Wells Fargo Bank, N.A. in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

         "Unrestricted Global Note" means a permanent global note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

         "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors of the Company or CCI as an Unrestricted Subsidiary pursuant to a board resolution, but only to the extent that such
Subsidiary:

         (1) has no Indebtedness other than Non-Recourse Debt;

         (2) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary thereof unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or any Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company unless such terms constitute Investments permitted under Section 4.08, Permitted Investments, Asset Sales permitted under Section 4.11 or sale and leaseback transactions permitted under Section 4.12;

         (3) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

         (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries;

         (5) has at least one director on its board of directors or comparable governing body that is not a director or executive officer of the Company or any of its Restricted Subsidiaries, or has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries; and

         (6) does not own any Capital Stock of any Restricted Subsidiary of the Company.

         Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.08. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.10, the Company shall be in default of such covenant. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if:

         (1) such Indebtedness is permitted under Section 4.10 calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and

         (2) no Default or Event of Default would be in existence immediately following such designation.

         "U.S. Person" means a U.S. person as defined in Rule 902(k) under the Securities Act.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors or comparable governing body of such Person.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2) the then outstanding principal amount of such Indebtedness.

         "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding common equity interests or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Restricted Subsidiaries of such Person.

Section 1.02. Other Definitions.

                                                                     Defined in
Term                                                                  Section
----                                                                 ----------
"Affiliate Transaction"..................................               4.13
"Asset Sale Offer".......................................               3.09
"Authentication Order"...................................               2.02
"Change of Control Offer"................................               4.16
"Change of Control Payment"..............................               4.16
"Change of Control Payment Date".........................               4.16
"Covenant Defeasance"....................................               8.03
"DTC"....................................................               2.03
"Event of Default".......................................               6.01
"Excess Proceeds"........................................               4.11
"incur"..................................................               4.10
"Legal Defeasance".......................................               8.02
"Offer Amount"...........................................               3.09
"Offer Period"...........................................               3.09
"Paying Agent"...........................................               2.03
"Payment Default"........................................               6.01
"Permitted Debt".........................................               4.10
"Preferred Stock Financing"..............................               4.10
"Purchase Date"..........................................               3.09
"Registrar"..............................................               2.03
"Restricted Payments"....................................               4.07
"Subordinated Debt Financing"............................               4.10
"Subordinated Notes".....................................               4.10
"Subsidiary Guarantee"...................................               4.17
"Suspended Covenants"....................................               4.19

Section 1.03. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security Holder" means a Holder of a Note;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Notes means the Issuers and any successor obligor upon the Notes.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04. Rules of Construction.

         Unless the context otherwise requires:

                           (i) a term has the meaning assigned to it;

                           (ii) an accounting term not otherwise defined has the
                  meaning assigned to it in accordance with GAAP;

                           (iii) "or" is not exclusive;

                           (iv) words in the singular include the plural, and in
                  the plural include the singular;

                           (v) provisions apply to successive events and
                  transactions;

                           (vi) references to sections of or rules under the
                  Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time;

                           (vii) references to any statute, law, rule or
                  regulation shall be deemed to refer to the same as from time to time amended and in effect and to any successor statute, law, rule or regulation; and

                           (viii) references to any contract, agreement or
                  instrument shall mean the same as amended, modified, supplemented or amended and restated from time to time, in each case, in accordance with any applicable restrictions contained in this Indenture.

                                    ARTICLE 2

                                    THE NOTES

Section 2.01. Form and Dating.

         (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

         (c) Euroclear and Clearstream Procedures Applicable. The Applicable Procedures shall apply to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

Section 2.02. Execution and Authentication.

         Two Officers shall sign the Notes for each Issuer by manual or facsimile signature.

         If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature (which may be by facsimile) of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Notes executed by the Issuers to the Trustee for authentication; and the Trustee shall authenticate and deliver (i) Initial Notes for original issue in the aggregate principal amount of $550,000,000, (ii) Additional Notes from time to time for original issue in aggregate principal amount specified by the Issuers and (iii) Exchange Notes from time to time for issue in exchange for a like principal amount of Initial Notes or Initial Additional Notes, in each case specified in clauses (i) through
(iii) above, upon a written order of the Issuers signed by an Officer of each of the Issuers (an "Authentication Order"). Such Authentication Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether such notes are to be Initial Notes, Additional Notes or Exchange Notes and whether the Notes are to be issued as one or more Global Notes and such other information as the Issuers may include or the Trustee may reasonably request. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

         On the Issue Date, the Issuers will issue $550,000,000 aggregate principal amount of Initial Notes. Initial Notes and any Initial Additional Notes offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(2) thereunder or Rule 144A shall be issued as one or more Rule 144A Global Notes. Initial Notes and any Initial Additional Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued as one or more Regulation S Global Notes.

         The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

Section 2.03. Registrar, Paying Agent and Calculation Agent.

         The Issuers shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers shall maintain the services of a duly-appointed Calculation Agent. The Issuers may appoint one or more co-registrars, one or more additional paying agents and one or more additional calculation agents. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent, Registrar or Calculation Agent without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar, Paying Agent or Calculation Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

         The Issuers initially appoint the Trustee to act as the Registrar, Paying Agent and Calculation Agent and to act as Custodian with respect to the Global Notes.

Section 2.04. Paying Agent to Hold Money in Trust.

         The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05. Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Issuers shall otherwise comply with TIA ss. 312(a).

Section 2.06. Transfer and Exchange.

         (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Issuers for Definitive Notes if:

                  (i) the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary; or

                  (ii) the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; or

                  (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

         Upon the occurrence of any of the preceding events in (i), (ii) or
(iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this
Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f).

         (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, beneficial interests in any Regulation S Global Notes may be held only through Euroclear or Clearstream unless transferred in accordance with Section 2.06(b)(iii)(A). Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

                           (A) a written order from a Participant or an Indirect
                  Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
                  Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (B) instructions given in accordance with the
                  Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                           (C) a written order from a Participant or an Indirect
                  Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (D) instructions given by the Depositary to the
                  Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (A) above.

Upon consummation of an Exchange Offer by the Issuers in accordance with Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker- dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule
                  144) of the Issuers;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) such transfer is effected by a broker- dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) such exchange or transfer is effected after the
                  expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

         Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof (provided that any such beneficial interest in Regulation S Global Note shall not be so exchangeable until after the expiration of the 40-day distribution compliance period set forth in Regulation S);

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non- U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                           (F) if such beneficial interest is being transferred
                  to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker- dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule
                  144) of the Issuers;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) such transfer is effected by a broker- dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) such exchange or transfer is effected after the
                  expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to
         Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest pursuant to this
         Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

         (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

                  (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Definitive Note
                  proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                  (2)(b) thereof;

                           (B) if such Restricted Definitive Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Note is being
                  transferred to a Non- U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Note is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such Restricted Definitive Note is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such Restricted Definitive Note is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such Restricted Definitive Note is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted

Global Note, in the case of clause (B) above, the Rule 144A Global Note, in the case of clause (C) above, the Regulation S Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) such transfer is effected by a broker- dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) such exchange or transfer is effected after the
                  expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                    (1) if the Holder of such Definitive Notes
                           proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                    (2) if the Holder of such Definitive Notes
                           proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B),
         (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903
                  or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an

         Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                           (B) any such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) any such transfer is effected by a broker-dealer
                  pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) such exchange or transfer is effected after the
                  expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                    (1) if the Holder of such Restricted
                           Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                    (2) if the Holder of such Restricted
                           Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by

Persons that certify in the applicable Letters of Transmittal that (x) they are not broker- dealers, (y) they are not participating in a distribution of the relevant Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuers, and accepted for exchange in the relevant Exchange Offer and
(ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the relevant Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend.

                           (A) Except as permitted by subparagraph (B) below,
                  each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

         "THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM

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

                           (B) Notwithstanding the foregoing, any Global Note or
                  Definitive Note issued pursuant to subparagraphs (b)(iv),
                  (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f)
                  to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."

                  (ii) Regulation S Legend. Each temporary Regulation S Global Note should bear a legend in substantially the following form:

         "THE ISSUERS HAVE REQUESTED THE DEPOSITORY TRUST COMPANY NOT TO TRANSFER ANY INTEREST IN THIS GLOBAL NOTE BY EFFECTING BOOK-ENTRY DELIVERIES UNTIL JANUARY 24, 2005 EXCEPT TO A NON-U.S. PERSON IN COMPLIANCE WITH REGULATION S OR TO A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH THE TRANSFER PROVISIONS SET FORTH IN SECTION 2 OF THE INDENTURE."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.09, 4.11, 4.16 and 9.05).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Issuers shall not be required to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

Section 2.07. Replacement Notes.

         If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

         Every replacement Note is an additional legally binding obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08. Outstanding Notes.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions of this Indenture, and those described in this Section as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

         If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the principal amount of any Note is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09. Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by an Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

Section 2.10. Temporary Notes.

         Until certificates representing Notes are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

         Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11. Cancellation.

         The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled Notes in its customary manner. The Issuers may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.

Section 2.12. Defaulted Interest.

         If the Issuers default in a payment of interest on the Notes, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                    ARTICLE 3

                            REDEMPTION AND PREPAYMENT

Section 3.01. Notices to Trustee.

         If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07, they shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

Section 3.02. Selection of Notes to Be Redeemed.

         If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

         The Trustee shall promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03. Notice of Redemption.

         Subject to the provisions of Section 3.09, at least 30 days but not more than 60 days before a redemption date, the Issuers shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

         The notice shall identify the Notes to be redeemed and shall state:

                  (a) the redemption date;

                  (b) the redemption price;

                  (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

                  (d) the name and address of the Paying Agent;

                  (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (f) that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

                  (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

                  (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' name and at their expense; provided, however, that each of the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04. Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05. Deposit of Redemption Price.

         At or prior to 10:00 a.m., New York City time, on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

         If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.01.

Section 3.06. Notes Redeemed in Part.

         Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers' written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07. Optional Redemption.

                  (a) Except as set forth in clause (b) of this Section 3.07, the Issuers shall not have the option to redeem the Notes pursuant to this Section 3.07 prior to December 15, 2006. Thereafter, the Issuers shall have the option to redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

      Year                                     Percentage
      ----                                     ----------
2006                                            102.000%
2007                                            101.000%
2008 and thereafter                             100.000%

                  (b) Notwithstanding the provisions of clause (a) of this
         Section 3.07, at any time prior to December 15, 2006, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Notes (including the principal amount of any Additional Notes) issued under this Indenture on a pro rata basis (or nearly as pro rata as practicable) at a redemption price of 100.00% of the principal amount thereof, plus a premium equal to the interest rate per annum applicable to the Notes on the date the notice of redemption is given, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

                           (i) at least 65% of the original aggregate principal
                  amount of Notes (including the principal amount of any Additional Notes) issued under this Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and

                           (ii) the redemption must occur within 60 days of the
                  date of the closing of such Equity Offering.

         Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06.

Section 3.08. Mandatory Redemption.

         Except as otherwise provided in Section 4.11 or Section 4.16 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

Section 3.09. Offer to Purchase by Application of Excess Proceeds.

         In the event that the Issuers shall be required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 (an "Asset Sale Offer"), they shall follow the procedures specified below.

         The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.11 (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made. Unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date.

         If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no Special Interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

         Upon the commencement of an Asset Sale Offer the Issuers shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

                  (a) that the Asset Sale Offer is being made pursuant to this
         Section 3.09 and Section 4.11 and the length of time the Asset Sale Offer shall remain open;

                  (b) the Offer Amount, the purchase price and the Purchase
         Date;

                  (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

                  (d) that, unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                  (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer or may elect to have Notes purchased in integral multiples of $1,000 only;

                  (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Issuers, a depositary, if appointed by the Issuers, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

                  (g) that Holders shall be entitled to withdraw their election if the Issuers, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                  (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

         On or before the Purchase Date, the Issuers shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.09. The Issuers, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Issuers for purchase, and the Issuers shall promptly issue a new Note, and the Trustee, upon written request from the Issuers, shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

         Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

                                    ARTICLE 4

                                    COVENANTS

Section 4.01. Payment of Notes.

         The Issuers shall pay or cause to be paid the principal, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Issuers or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Issuers shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in any Registration Rights Agreement.

         The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02. Maintenance of Office or Agency.

         The Issuers shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuers shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Issuers hereby designate Wells Fargo Bank, N.A., at Corporate Trust Services, MAC N9303-120, Sixth and Marquette Avenue, Minneapolis, MN 55479, as one such office or agency of the Issuers in accordance with Section 2.03.

Section 4.03. Reports.

         Whether or not required by the Commission, so long as any Notes are outstanding, the Issuers shall furnish to the Holders of Notes and the Trustee, within the time periods specified in the Commission's rules and regulations:

         (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and, with respect to the annual information only, a report on the annual consolidated financial statements of the Company by its independent public accountants; and

         (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports.

         If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

         In addition, after the consummation of the Exchange Offer, whether or not required by the Commission, the Issuers shall file a copy of all of the information and reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations, unless the Commission will not accept such a filing, and make such information available to securities analysts and prospective investors upon request.

Section 4.04. Compliance Certificate.

                  (a) The Issuers shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuers and their Subsidiaries during the preceding fiscal year have been made under the supervision of the signing Officers with a view to determining whether the Issuers have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Issuers have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Issuers are taking or propose to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the

         Notes is prohibited or if such event has occurred, a description of the event and what action the Issuers are taking or propose to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to
         Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (each of whom shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that either of the Issuers has violated any provisions of Article 4 or Article 5 or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that, after the Issuers have used their reasonable best efforts to obtain the written statement of the Company's independent public accountants required by the provisions of this paragraph, such statement cannot be obtained, the Issuers shall deliver, in satisfaction of their obligations under this Section 4.04, an Officers' Certificate (i) certifying that they have used their reasonable best efforts to obtain such required statement but were unable to do so and (ii) attaching the written statement of the Company's accountants that the Company received in lieu thereof.

                  (c) The Issuers shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuers are taking or propose to take with respect thereto.

Section 4.05. Taxes.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

Section 4.06. Stay, Extension and Usury Laws.

         Each of the Issuers covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Issuers (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07. Restricted Payments.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (a) declare or pay any dividend or make any other payment or distribution on account of its or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable (x) solely in Equity Interests (other than Disqualified Stock) of the Company or (y), in the case of the Company and its Restricted Subsidiaries, to the Company or a Restricted Subsidiary thereof);

                  (b) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) any Equity Interests of the Company or any direct or indirect Parent of the Company or any Restricted Subsidiary of the Company (other than, in the case of the Company and its Restricted Subsidiaries, any such Equity Interests owned by the Company or any of its Restricted Subsidiaries); or

                  (c) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Indebtedness of the Company that is subordinated to the Notes, except a payment of interest or principal at the Stated Maturity thereof,

(all such payments and other actions set forth in clauses (a) through (c) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

         (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

         (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10; and

         (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries from and after the Issue Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6), (7) and (8) of the next succeeding paragraph), shall not exceed, at the date of determination, the sum of:

                  (a) an amount equal to 100% of the Consolidated EBITDA of the Company for the period beginning on the first day of the fiscal quarter commencing

         October 1, 2003 to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, less the product of 1.3 times the Consolidated Interest Expense of the Company for such period, plus

                  (b) an amount equal to 100% of Capital Stock Sale Proceeds less any amount of such Capital Stock Sale Proceeds used in connection with an Investment made on or after the Issue Date pursuant to clause
         (5) of the definition of "Permitted Investments," plus

                  (c) $100 million.

         So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions shall not prohibit:

         (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

         (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company in exchange for, or out of the net proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3) (b) of the preceding paragraph;

         (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company or any of its Restricted Subsidiaries with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

         (4) regardless of whether a Default then exists, the payment of any dividend or distribution to the extent necessary to permit direct or indirect beneficial owners of shares of Capital Stock of the Company to pay federal, state or local income tax liabilities that would arise solely from income of the Company or any of its Restricted Subsidiaries, as the case may be, for the relevant taxable period and attributable to them solely as a result of the Company (and any intermediate entity through which the holder owns such shares) or any of its Restricted Subsidiaries being a limited liability company, partnership or similar entity for federal income tax purposes;

         (5) regardless of whether a Default then exists, the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

         (6) the payment of any dividend on the Helicon Preferred Stock or the redemption, repurchase, retirement or other acquisition of the Helicon Preferred Stock in an amount not in excess of its aggregate liquidation value;

         (7) the repurchase, redemption or other acquisition or retirement for value, or the payment of any dividend or distribution to the extent necessary to permit the repurchase, redemption or other acquisition or retirement for value, of any Equity Interests of the Company or a Parent of the Company held by any member of the Company's or such Parent's management pursuant to any management equity subscription agreement or stock option agreement entered into in accordance with the policies of the Company or any Parent; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $10 million in any fiscal year of the Company;

         (8) payment of fees in connection with any acquisition, merger or similar transaction in an amount that does not exceed an amount equal to 1.25% of the transaction value of such acquisition, merger or similar transaction; and

         (9) additional Restricted Payments directly or indirectly to the Company or any Parent (i) regardless of whether a Default (other than a Default under Section 6.01(1), (2), (7) or (8)) exists, for the purpose of enabling Charter Holdings, CCH II and/or any Charter Refinancing Subsidiary to pay interest when due on Indebtedness under the Charter Holdings Indentures, the CCH II Indentures and/or any Charter Refinancing Indebtedness, (ii) for the purpose of enabling CCI and/or any Charter Refinancing Subsidiary to pay interest when due on Indebtedness under the CCI Indentures and/or any Charter Refinancing Indebtedness and (iii) so long as the Company would have been permitted, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable quarter period, to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10,
(A)consisting of dividends or distributions to the extent required to enable CCH II, Charter Holdings, CCI, or any Charter Refinancing Subsidiary to defease, redeem, repurchase, prepay, repay, discharge or otherwise acquire or retire for value Indebtedness under the CCH II Indentures, the Charter Holdings Indentures, the CCI Indentures or any Charter Refinancing Indebtedness (including any expenses incurred by any Parent in connection therewith)or (B) consisting of purchases, redemptions or other acquisitions by the Company or its Restricted Subsidiaries of Indebtedness under the CCH II Indentures, the Charter Holdings Indentures, the CCI Indentures or any Charter Refinancing Indebtedness (including any expenses incurred by the Company and its Restricted Subsidiaries in connection therewith) and the distribution, loan or investment to any Parent of Indebtedness so purchased, redeemed or acquired.

         The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or any of its Restricted Subsidiaries pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant shall be determined by the Board of Directors of the Company, whose resolution with respect thereto shall be delivered to the Trustee. Such Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $100 million.

         Not later than the date of making any Restricted Payment involving an amount or fair market value in excess of $10 million, the Issuers shall deliver to the Trustee an

Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section
4.07 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

Section 4.08. Investments.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

         (1) make any Restricted Investment; or

         (2) allow any of its Restricted Subsidiaries to become an Unrestricted Subsidiary,

unless, in each case:

                  (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (b) the Company would, at the time of, and after giving effect to, such Restricted Investment or such designation of a Restricted Subsidiary as an Unrestricted Subsidiary, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10.

         An Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary if such redesignation would not cause a Default.

Section 4.09. Dividend and Other Payment Restrictions Affecting Subsidiaries.

         The Company shall not, directly or indirectly, create or permit to exist or become effective any encumbrance or restriction on the ability of any of its Restricted Subsidiaries to:

         (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries;

         (2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

         (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

         However, the preceding restrictions shall not apply to encumbrances or restrictions existing under or by reason of:

         (1) Existing Indebtedness as in effect on the Issue Date (including, without limitation, Indebtedness under any of the Credit Facilities) and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in the most restrictive Existing Indebtedness, as in effect on the Issue Date;

         (2) this Indenture and the Notes;

         (3) applicable law;

         (4) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

         (5) customary non-assignment provisions in leases, franchise agreements and other commercial agreements entered into in the ordinary course of business and consistent with past practices;

         (6) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph;

         (7) any agreement for the sale or other disposition of a Restricted Subsidiary of the Company that restricts distributions by such Restricted Subsidiary pending its sale or other disposition;

         (8) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

         (9) Liens securing Indebtedness or other obligations otherwise permitted to be incurred under Section 4.14 that limit the right of the Company or any of its Restricted Subsidiaries to dispose of the assets subject to such Lien;

         (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business;

         (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

         (12) restrictions contained in the terms of Indebtedness permitted to be incurred under Section 4.10; provided that such restrictions are no more restrictive, taken as a whole, than the terms contained in the most restrictive, together or individually of the Credit Facilities as in effect on the Issue Date; and

         (13) restrictions that are not materially more restrictive, taken as a whole, than customary provisions in comparable financings and that the management of the Company determines, at the time of such financing, will not materially impair the Issuers' ability to make payments as required under the Notes.

Section 4.10. Incurrence of Indebtedness and Issuance of Preferred Stock.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt) and the Company shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any shares of Disqualified Stock or Preferred Stock, provided that the Company or any of its Restricted Subsidiaries may incur Indebtedness, the Company may issue Disqualified Stock and subject to the final paragraph of this covenant below, Restricted Subsidiaries of the Company may incur Preferred Stock if the Leverage Ratio of the Company and its Restricted Subsidiaries would have been not greater than 4.5 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, at the beginning of the most recently ended fiscal quarter.

         So long as no Default shall have occurred and be continuing or would be caused thereby, the first paragraph of this covenant shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

         (1) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness under the Credit Facilities; provided that the aggregate principal amount of all Indebtedness of the Company and its Restricted Subsidiaries outstanding under this clause (1) for all Credit Facilities of the Company and its Restricted Subsidiaries after giving effect to such incurrence does not exceed an amount equal to $9.75 billion less the aggregate amount of all Net Proceeds from Asset Sales applied by the Company or any of its Restricted Subsidiaries to repay Indebtedness under a Credit Facility pursuant to Section 4.11.

         (2) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness (other than under the Credit Facilities);

         (3) the incurrence on the Issue Date by the Company and its Restricted Subsidiaries of Indebtedness represented by the Notes (other than any Additional Notes);

         (4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement, and migration) of Productive Assets of the Company or any of its Restricted

Subsidiaries, in an aggregate principal amount not to exceed $75 million at any time outstanding pursuant to this clause (4);

         (5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, in whole or in part, Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under this clause (5), the first paragraph of this covenant or clauses (2) or (3) of this paragraph;

         (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided that:

                  (a) if the Company is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes; and

                  (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness that was not permitted by this clause (6);

         (7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

         (8) the guarantee by the Company or any of its Restricted Subsidiaries of Indebtedness of a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.10;

         (9) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount at any time outstanding under this clause (9), not to exceed $300 million; and

         (10) the accretion or amortization of original issue discount and the write up of Indebtedness in accordance with purchase accounting.

         For purposes of determining compliance with this Section 4.10, any Indebtedness under Credit Facilities outstanding on the Issue Date shall be deemed to have been incurred pursuant to clause (1) above and, in the event that an item of proposed Indebtedness (other than any Indebtedness initially deemed on the Issue Date to be incurred under clause (1) above) (a) meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (10) above or (b) is entitled to be incurred pursuant to the first paragraph of this covenant, the Company shall be permitted to classify and from time to time to reclassify such item of Indebtedness in any manner that complies with this covenant. Once any item of Indebtedness is so reclassified, it shall no longer be deemed outstanding under the category of Permitted Debt, where initially incurred or previously reclassified. For avoidance of doubt, Indebtedness incurred pursuant to a single agreement, instrument, program, facility or line of credit may be classified as Indebtedness arising in part under one of the clauses listed above or under the first paragraph of this covenant, and in part under any one or more of the clauses listed above, to the extent that such Indebtedness satisfies the criteria for such classification.

         Notwithstanding the foregoing, in no event shall any Restricted Subsidiary of the Company consummate a Subordinated Debt Financing or a Preferred Stock Financing. A "Subordinated Debt Financing" or a "Preferred Stock Financing," as the case may be, with respect to any Restricted Subsidiary of the Company shall mean a public offering or private placement (whether pursuant to Rule 144A under the Securities Act or otherwise) of Subordinated Notes or Preferred Stock (whether or not such Preferred Stock constitutes Disqualified Stock), as the case may be, of such Restricted Subsidiary to one or more purchasers (other than to one or more Affiliates of the Company). "Subordinated Notes" with respect to any Restricted Subsidiary of the Company shall mean Indebtedness of such Restricted Subsidiary that is contractually subordinated in right of payment to any other Indebtedness of such Restricted Subsidiary (including, without limitation, Indebtedness under the Credit Facilities). The foregoing limitation shall not apply to

                  (a) any Indebtedness or Preferred Stock of any Person existing at the time such Person is merged with or into or becomes a Subsidiary of the Company; provided that such Indebtedness or Preferred Stock was not incurred or issued in connection with, or in contemplation of, such Person merging with or into, or becoming a Subsidiary of, the Company, and

                  (b) any Indebtedness or Preferred Stock of a Restricted Subsidiary issued in connection with, and as part of the consideration for, an acquisition, whether by stock purchase, asset sale, merger or otherwise, in each case involving such Restricted Subsidiary, which Indebtedness or Preferred Stock is issued to the seller or sellers of such stock or assets; provided that such Restricted Subsidiary is not obligated to register such Indebtedness or Preferred Stock under the Securities Act or obligated to provide information pursuant to Rule 144A under the Securities Act.

Section 4.11. Limitation on Asset Sales.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

         (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

         (2) such fair market value is determined by the Board of Directors of the Company and evidenced by a resolution of such Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

         (3) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, Cash Equivalents or readily marketable securities.

         For purposes of this Section 4.11, each of the following shall be deemed to be cash:

                  (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary thereof (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability;

                  (b) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the recipient thereof into cash, Cash Equivalents or readily marketable securities within 60 days after receipt thereof (to the extent of the cash, Cash Equivalents or readily marketable securities received in that conversion); and

                  (c) Productive Assets.

         Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company or a Restricted Subsidiary thereof may apply an amount equal to such Net Proceeds at its option:

         (1) to repay debt under the Credit Facilities or any other Indebtedness of the Restricted Subsidiaries of the Company (other than Indebtedness represented solely by a guarantee of a Restricted Subsidiary of the Company); or

         (2) to invest in Productive Assets; provided that any such amount of Net Proceeds which the Company or a Restricted Subsidiary thereof has committed to invest in Productive Assets within 365 days of the applicable Asset Sale may be invested in Productive Assets within two years of such Asset Sale.

         The amount of any Net Proceeds received from Asset Sales that are not applied or invested as provided in the preceding paragraph shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $25 million, the Company shall make an Asset Sale Offer to all Holders of Notes and all holders of other Indebtedness that is of equal priority with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other Indebtedness of equal priority that may be purchased out of the Excess Proceeds, which amount includes the entire amount of the Net Proceeds. The offer price in any Asset Sale Offer shall be payable in cash and equal to 100% of the principal amount of the subject Notes plus accrued and unpaid interest, if any, to the date of purchase. If the aggregate principal amount of Notes and such other Indebtedness of equal priority tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness of equal priority to be purchased on a pro rata basis.

         If any Excess Proceeds remain after consummation of an Asset Sale Offer, then the Company or any Restricted Subsidiary thereof may use such remaining Excess Proceeds for any purpose not otherwise prohibited by this Indenture. Upon completion of any Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         In the event that the Company shall be required to commence an offer to Holders to purchase Notes pursuant to this Section 4.11, it shall follow the procedures specified in Sections 3.01 through 3.09.

Section 4.12. Sale and Leaseback Transactions.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company and its Restricted Subsidiaries may enter into a sale and leaseback transaction if:

         (1) the Company or such Restricted Subsidiary could have

                  (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Leverage Ratio test in the first paragraph of Section 4.10 and

                  (b) incurred a Lien to secure such Indebtedness pursuant to
         Section 4.14 or the definition of Permitted Liens; and

         (2) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company or such Restricted Subsidiary applies the proceeds of such transaction in compliance with, Section 4.11.

         The foregoing restrictions shall not apply to a sale and leaseback transaction if the lease is for a period, including renewal rights, of not in excess of three years.

Section 4.13. Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

         (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

         (2) the Company delivers to the Trustee:

                  (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration given or received by the Company or any such Restricted Subsidiary in excess of $15 million, a resolution of the Board of

         Directors of the Company or CCI set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section
         4.13 and that such Affiliate Transaction has been approved by a majority of the members of such Board of Directors; and

                  (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration given or received by the Company or any Restricted Subsidiary in excess of $50 million, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         The following items shall not be deemed to be Affiliate Transactions and, therefore, shall not be subject to the provisions of the prior paragraph:

         (1) any existing employment agreement entered into by the Company or any of its Subsidiaries and any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or any Parent or such Restricted Subsidiary;

         (2) transactions between or among the Company and/or its Restricted Subsidiaries;

         (3) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company and customary indemnification and insurance arrangements in favor of directors, regardless of affiliation with the Company or any of its Restricted Subsidiaries;

         (4) payment of Management Fees;

         (5) Restricted Payments that are permitted by Section 4.07 and Restricted Investments that are permitted by Section 4.08;

         (6) Permitted Investments; and

         (7) transactions pursuant to agreements existing on the Issue Date, as in effect on the Issue Date, or as subsequently modified, supplemented, or amended, to the extent that any such modifications, supplements or amendments complied with the applicable provisions of the first paragraph of this Section 4.13.

Section 4.14. Liens.

         The Company shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind securing Indebtedness, Attributable Debt or trade payables on any asset of the Company, whether owned on the Issue Date or thereafter acquired, except Permitted Liens.

Section 4.15. Existence.

         Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its limited liability company existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries (other than Capital Corp), if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

Section 4.16. Repurchase at the Option of Holders upon a Change of Control.

         If a Change of Control occurs, each Holder of Notes shall have the right to require the Issuers to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's Notes pursuant to a "Change of Control Offer." In the Change of Control Offer, the Issuers shall offer a "Change of Control Payment" in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of purchase.

         Within ten days following any Change of Control, the Issuers shall mail a notice to each Holder (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control and stating:

         (1) the purchase price and the purchase date, which shall not exceed 30 Business Days from the date such notice is mailed (the "Change of Control Payment Date");

         (2) that any Note not tendered shall continue to accrue interest;

         (3) that, unless the Issuers default in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

         (4) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

         (5) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

         (6) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

         The Issuers shall comply with the requirements of Rule 14e-1 under the Exchange Act (or any successor rules) and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.16, the Issuers' compliance with such laws and regulations shall not in and of itself cause a breach of their obligations under this Section 4.16.

         On the Change of Control Payment Date, the Issuers shall, to the extent lawful:

         (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

         (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

         (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Issuers.

         The Paying Agent shall promptly pay to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Issuers shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         The provisions described above that require the Issuers to make a Change of Control Offer following a Change of Control shall be applicable regardless of whether or not any other provisions in this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders of the Notes to require that the Issuers repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

         Notwithstanding any other provision of this Section 4.16, the Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.17. Limitations on Issuances of Guarantees of Indebtedness.

         The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to Guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company except in respect of the Credit Facilities (the "Guaranteed Indebtedness") unless:

         (1) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for the Guarantee (a "Subsidiary Guarantee") of the payment of the Notes by such Restricted Subsidiary and

         (2) until one year after all the Notes have been paid in full in cash, such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary thereof as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee; provided that this paragraph shall not be applicable to any Guarantee or any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary.

         If the Guaranteed Indebtedness is subordinated to the Notes, then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Notes.

Section 4.18. Payments for Consent.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.19. Application of Fall-Away Covenants.

         During any period of time that (a) the Notes have Investment Grade Ratings from both Rating Agencies and (b) no Default or Event of Default has occurred and is continuing, the Company and its Restricted Subsidiaries shall not be subject to the provisions of Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13 and clause (D) of the first paragraph of Section 5.01 (collectively, the "Suspended Covenants").

         If the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the previous sentence and, subsequently, one, or both of the Rating Agencies withdraws its ratings or downgrades the ratings assigned to the Notes below the required Investment Grade Ratings or a Default or Event of Default occurs and is continuing, then the Company and its Restricted Subsidiaries shall thereafter again be subject to the Suspended Covenants. The ability of the Company and its Restricted Subsidiaries to make Restricted Payments after the time of such withdrawal, downgrade, Default or Event of Default shall be calculated in accordance with the terms of
Section 4.07
as though such covenant had been in effect during the entire period of time from the Issue Date.

                                    ARTICLE 5

                                   SUCCESSORS

Section 5.01. Merger, Consolidation, or Sale of Assets.

         Neither of the Issuers may, directly or indirectly: (1) consolidate or merge with or into another Person or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

         (A) either:

                  (i) such Issuer is the surviving Person; or

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia, provided that if the Person formed by or surviving any such consolidation or merger with such Issuer is a limited liability company or a Person other than a corporation, a corporate co-issuer shall also be an obligor with respect to the Notes;

         (B) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of such Issuer under the Notes and this Indenture pursuant to agreements reasonably satisfactory to the Trustee;

         (C) immediately after such transaction no Default or Event of Default exists; and

         (D) such Issuer or the Person formed by or surviving any such consolidation or merger (if other than such Issuer) will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable period,

                  (x) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10; or

                  (y) have a Leverage Ratio immediately after giving effect to such consolidation or merger no greater than the Leverage Ratio immediately prior to such consolidation or merger.

         In addition, CCO Holdings may, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The foregoing clause (D) shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among CCO Holdings and any of its Wholly Owned Restricted Subsidiaries.

Section 5.02. Successor Corporation Substituted.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of either Issuer in accordance with Section 5.01, the successor Person formed by such consolidation or into which either Issuer is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named therein as such Issuer, and (except in the case of a lease) such Issuer shall be released from the obligations under the Notes and this Indenture, except with respect to any obligations that arise from, or are related to, such transaction.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default.

         Each of the following is an "Event of Default" with respect to the
Notes:

         (1) default for 30 consecutive days in the payment when due of interest on the Notes;

         (2) default in payment when due of the principal of or premium, if any, on the Notes;

         (3) failure by the Company or any of its Restricted Subsidiaries to comply with the provisions of Sections 4.16 or 5.01;

         (4) failure by the Company or any of its Restricted Subsidiaries for 30 consecutive days after written notice thereof has been given to the Issuers by the Trustee or to the Issuers and the Trustee by Holders of at least 25% of the aggregate principal amount of the Notes outstanding to comply with any of their other covenants or agreements in this Indenture;

         (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries) whether such Indebtedness or guarantee now exists or is created after the Issue Date, if that default:

                  (a) is caused by a failure to pay at final stated maturity the principal amount on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

                  (b) results in the acceleration of such Indebtedness prior to its express maturity,

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more;

         (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million, net of applicable insurance which has not been denied in writing by the insurer, which judgments are not paid, discharged or stayed for a period of 60 days; and

         (7) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

                  (a) commences a voluntary case,

                  (b) consents to the entry of an order for relief against it in an involuntary case,

                  (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or

                  (d) makes a general assignment for the benefit of its creditors; or

         (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (a) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case;

                  (b) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

                  (c) orders the liquidation of the Company or any of its Significant Subsidiaries;

and the order or decree remains unstayed and in effect for 60 consecutive days.

Section 6.02. Acceleration.

         In the case of an Event of Default arising from clause (7) or (8) of
Section 6.01 with respect to the Company, all outstanding Notes shall become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the

Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 6.03. Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Existing Defaults.

         Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05. Control by Majority.

         Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper that is not inconsistent with any such directive.

Section 6.06. Limitation on Suits.

         A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

                  (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                  (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

         A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

Section 6.07. Rights of Holders of Notes to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08. Collection Suit by Trustee.

         If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10. Priorities.

         If the Trustee collects any money or other property pursuant to this Article, it shall pay out the money and other property in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
         Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

         Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

Section 6.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                    ARTICLE 7

                                     TRUSTEE

Section 7.01. Duties of Trustee.

         (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (2) Except during the continuance of an Event of Default:

                  (a) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions required to be furnished to the Trustee hereunder and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (3) The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

                  (a) this paragraph does not limit the effect of paragraph (2) of this Section;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

         (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(1), (2), and (3) of this Section 7.01.

         (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability, claim, damage or expense.

         (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (7) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents.

Section 7.02. Rights of Trustee.

         (1) The Trustee may conclusively rely upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its own selection and the written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (3) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (4) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (5) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from either of the Issuers shall be sufficient if signed by an Officer of such Issuer.

         (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

         (7) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (a) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (b) written notice of such Default or Event of Default shall have been given to and received by a Responsible Officer of the Trustee by the Issuers or any Holder.

Section 7.03. Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuers' use of the proceeds from the Notes or any money paid to the Issuers or upon the Issuers' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05. Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after the Trustee acquires knowledge thereof. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06. Reports by Trustee to Holders of the Notes.

         By May 15th of each year, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Issuers shall promptly notify the Trustee when the Notes are listed on any stock exchange.

Section 7.07. Compensation and Indemnity.

         The Issuers shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Issuers shall, jointly and severally, indemnify the Trustee against any and all losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuers (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

         The obligations of the Issuers this Section 7.07 shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

         To secure the Issuers' payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

Section 7.08. Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 7.10;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition at the expense of the Issuers any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

Section 7.09. Successor Trustee by Merger, etc.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10. Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

Section 7.11. Preferential Collection of Claims Against the Issuers.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                    ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance.

         The Issuers may, at the option of their respective boards of directors or the Board of Directors of CCI evidenced by a resolution set forth in an Officers' Certificate of each of the Issuers, at any time, elect to have either
Section 8.02 or 8.03 be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

Section 8.02. Legal Defeasance and Discharge.

         Upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.02, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

                  (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due from the trust referred to below;

                  (b) the Issuers' obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust;

                  (c) the rights, powers, trusts, duties and immunities of the Trustee and the Issuers' obligations in connection therewith; and

                  (d) the Legal Defeasance provisions of this Indenture.

         Subject to compliance with this Article 8, the Issuers may exercise their option under this Section 8.02 notwithstanding the prior exercise of their option under Section 8.03.

Section 8.03. Covenant Defeasance.

         Upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.03, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04, be released from their obligations under the covenants contained in Article 5 and Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17 and 4.19 with respect to the outstanding
Notes on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in
Section 8.04, Sections 6.01(3) through 6.01(6) shall not constitute Events of Default.

Section 8.04. Conditions to Legal or Covenant Defeasance.

         The following shall be the conditions to the application of either
Section 8.02 or 8.03 to the outstanding Notes:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

         (1) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Issuers must specify whether the Notes are being defeased to maturity or to a particular redemption date;

         (2) in the case of Legal Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that

                  (a) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or

                  (b) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (3) in the case of Covenant Defeasance, the Issuers shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (4) no Default or Event of Default shall have occurred and be continuing either:

                  (a) on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit); or

                  (b) insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

         (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

         (6) the Issuers must have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day, assuming no intervening bankruptcy, that no Holder is an insider of either of the Issuers following the deposit and that such deposit would not be deemed by a court of competent jurisdiction a transfer for the benefit of either Issuer in its capacity as such, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

         (7) the Issuers must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuers with the intent of preferring the Holders of the Notes over the other creditors of the Issuers with the intent of defeating, hindering, delaying or defrauding creditors of the Issuers or others; and

         (8) the Issuers must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

         Notwithstanding the foregoing, the Opinion of Counsel required by clause (2) above with respect to a Legal Defeasance need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation

                  (a) have become due and payable or

                  (b) will become due and payable on the maturity date within one year, by their terms or under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers.

Section 8.05. Deposited Money and Government Securities to Be Held in Trust;
              Other Miscellaneous Provisions.

         Subject to Section 8.06, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(1)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06. Repayment to Issuers.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuers on their request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Issuers.

Section 8.07. Reinstatement.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Notes, shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest on any Note following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                    ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01. Without Consent of Holders of Notes.

         Notwithstanding Section 9.02 of this Indenture, the Issuers and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

         (1) to cure any ambiguity, defect or inconsistency;

         (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (3) to provide for or confirm the issuance of Additional Notes;

         (4) to provide for the assumption of either Issuer's obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the assets of such Issuer pursuant to Article 5;

         (5) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under this Indenture of any Holder; or

         (6) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA or otherwise as necessary to comply with applicable law.

         Upon the request of the Issuers accompanied by a resolution of their respective boards of directors or the Board of Directors of CCI authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Issuers in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02. With Consent of Holders of Notes.

         Except as provided below in this Section 9.02, this Indenture (including Sections 4.11 and 4.16) or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes) and, subject to Sections 6.04 and 6.07, any existing Default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes).
Section 2.08 shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

         Upon the request of the Issuers accompanied by a resolution of their respective boards of directors or the Board of Directors of CCI authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 10.04, the Trustee shall join with the Issuers in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Issuers shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

         (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

         (2) reduce the principal of or change the fixed maturity of any Note or alter the payment provisions with respect to the redemption of the Notes (other than provisions relating to Sections 4.11 and 4.16);

         (3) reduce the rate of or extend the time for payment of interest on any Note;

         (4) waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

         (5) make any Note payable in money other than that stated in the Notes;

         (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, or premium, if any, or interest on the Notes;

         (7) waive a redemption payment with respect to any Note (other than a payment required by Section 4.11 or 4.16); or

         (8) make any change in this Section 9.02.

Section 9.03. Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05. Notation on or Exchange of Notes.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06. Trustee to Sign Amendments, etc.

         The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Issuers may not sign an amendment or supplemental Indenture until their respective Boards of Directors approve it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 10.04, an Officer's Certificate and an Opinion of Counsel, in each case from each of the Issuers, stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10

                                  MISCELLANEOUS

Section 10.01. Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

Section 10.02. Notices.

         Any notice or communication by the Issuers or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Issuers:

         CCO Holdings, LLC
         CCO Holdings Capital Corp.
         c/o Charter Communications, Inc.
         12405 Powerscourt Drive, Suite 100
         St. Louis, Missouri 63131
         Telecopier No.: (314) 965-8793
         Attention: Secretary

         With a copy to:

         Irell & Manella LLP
         1800 Avenue of the Stars
         Suite 900
         Los Angeles, California 90067
         Telecopier No.: (310) 556-5393
         Attention: Meredith Jackson, Esq.

         If to the Trustee:

         Wells Fargo Bank, N.A.
         Corporate Trust Services
         MAC N9303-120
         Sixth and Marquette Avenue
         Minneapolis, MN 55479
         Telecopier No.: 612-667-9825
         Attention: Timothy P. Mowdy

         The Issuers or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Issuers mail a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 10.03. Communication by Holders of Notes with Other Holders of Notes.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 10.04. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee:

                           (i) an Officers' Certificate in form and substance
                  reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

                           (ii) an Opinion of Counsel in form and substance
                  reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 10.05. Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

                           (i) a statement that the Person making such
                  certificate or opinion has read such covenant or condition;

                           (ii) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of such
                  Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                           (iv) a statement as to whether or not, in the opinion
                  of such Person, such condition or covenant has been satisfied.

Section 10.06. Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar, Paying Agent or Calculation Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.07. No Personal Liability of Directors, Officers, Employees, Members
               and Stockholders.

         No director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall have any liability for any obligations of the Issuers under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 10.08. Governing Law.

         THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES AND ANY SUBSIDIARY GUARANTEE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES OR ANY SUBSIDIARY GUARANTEE.

Section 10.09. No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuers or their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.10. Successors.

         All agreements of the Issuers in this Indenture and the Notes, as the case may be, shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 10.11. Severability.

         In case any provision in this Indenture or the Notes, as the case may be, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.12. Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 10.13. Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions.

                                   ARTICLE 11

                           SATISFACTION AND DISCHARGE

Section 11.01. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust,) have been delivered to the Trustee for cancellation; or

                  (b) all such Notes not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers,

         and the Issuers, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the maturity or redemption thereof, as the case may be;

         (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

         (3) each of the Issuers has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article 11, the obligations of the Issuers to the Trustee under Section 7.07, and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 11.02 shall survive.

Section 11.02. Application of Trust Money.

         All money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of December 15, 2004

                                             CCO HOLDINGS, LLC, as an Issuer

                                             By ________________________________
                                                Name: Eloise E. Schmitz
                                                Title: Vice President

                                             By ________________________________
                                                Name: Derek Chang
                                                Title: Executive Vice President

                                             CCO HOLDINGS CAPITAL CORP., as an
                                             Issuer

                                             By ________________________________
                                                Name: Eloise E. Schmitz
                                                Title: Vice President

                                             By ________________________________
                                                Name: Derek Chang
                                                Title: Executive Vice President

                                             Wells Fargo Bank, N.A.,
                                             as Trustee

                                             By ________________________________
                                                Name:
                                                Title:

SIGNATURE PAGE FOR INDENTURE

                                                                       EXHIBIT A

                                 [Face of Note]

                              CUSIP NO. [_________]

                       Senior Floating Rate Notes due 2010

No.

                                 $[____________]

                                CCO HOLDINGS, LLC

                                       and

                           CCO HOLDINGS CAPITAL CORP.

promise to pay to  _________________________________________________________

or registered assigns,

the principal amount of  _____________________________________________ Dollars

($______________________________) on December 15, 2010.

Interest Payment Dates:  March 15, June 15, September 15 and December 15

Record Dates:  March 1, June 1, September 1 and December 1

Subject to Restrictions set forth in this Note.

IN WITNESS WHEREOF, each of CCO HOLDINGS, LLC and CCO HOLDINGS Capital Corp. has caused this instrument to be duly executed.

Dated:  December 15, 2004

                                                  CCO HOLDINGS, LLC

                                                  By ___________________________
                                                     Name:
                                                     Title:

                                                  By ___________________________
                                                     Name:
                                                     Title:

                                                  CCO HOLDINGS CAPITAL CORP.

                                                  By ___________________________
                                                     Name:
                                                     Title:

                                                  By ___________________________
                                                     Name:
                                                     Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, N.A.,
as Trustee

By: __________________________________
    Authorized Signatory

                                 [Back of Note]

                       Senior Floating Rate Notes due 2010

"THE ISSUERS HAVE REQUESTED THE DEPOSITORY TRUST COMPANY NOT TO TRANSFER ANY INTEREST IN THIS GLOBAL NOTE BY EFFECTING BOOK-ENTRY DELIVERIES UNTIL JANUARY 24, 2005 EXCEPT TO A NON-U.S. PERSON IN COMPLIANCE WITH REGULATION S OR TO A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH THE TRANSFER PROVISIONS SET FORTH IN
SECTION 2 OF THE INDENTURE."(1)

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."(2)

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."(3)

"THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON

--------------------
         (1) This paragraph should be included only for temporary Regulation S Global Notes.

         (2) This paragraph should be included only if the Notes are issued in global form.

         (3) This paragraph should be removed upon the exchange of Notes for Exchange Notes in an Exchange Offer or upon the registration of the Notes pursuant to the terms of a Registration Rights Agreement.

WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."(4)

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. CCO Holdings, LLC, a Delaware limited liability company (the "Company"), and CCO Holdings Capital Corp., a Delaware corporation ("Capital Corp" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Note at the rate per annum, reset quarterly, equal to LIBOR plus 4.125%, as determined by the Calculation Agent from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights

-------------------
         (4) This paragraph should be removed upon the exchange of Notes for Exchange Notes in an Exchange Offer or upon the registration of the Notes pursuant to the terms of a Registration Rights Agreement.

Agreement. The Issuers will pay interest quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 15, 2005. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 2% per annum in excess of the rate then in effect to the extent lawful; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed. The amount of interest for each day that the Notes are outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Notes. The amount of interest to be paid on the Notes for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period. All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as such rate may be modified by United States law of general application.

         2. METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 1, June 1, September 1 and December 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT, REGISTRAR AND CALCULATION AGENT. Initially, Wells Fargo Bank, N.A., the Trustee under the Indenture, will act as Paying Agent, Registrar and Calculation Agent. The Issuers may change any Paying Agent, Registrar or Calculation Agent without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         4. INDENTURE. The Issuers issued the Notes under an Indenture dated as of December 15, 2004 (the "Indenture") between the Issuers and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

         5. OPTIONAL REDEMPTION.

                                    (i) Except as set forth in clause (b) of
                  this paragraph 5, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to December 15, 2006. Thereafter, the Issuers shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

        Year                                     Percentage
        ----                                     ----------
2006                                               102.00%
2007                                               101.00%
2008 and thereafter                                100.00%

                                    (ii) Notwithstanding the provisions of
                  clause (a) of this Paragraph 5, at any time prior to December 15, 2006, the Issuers may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Notes (including the principal amount of any Additional Notes) issued under the Indenture on a pro rata basis (or nearly as pro rata as practicable), at a redemption price of 100.00% of the principal amount thereof, plus a premium equal to the interest rate per annum applicable to the Notes on the date notice of redemption is given, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

                           (1) at least 65% of the original aggregate principal amount of Notes (including the principal amount of any Additional Notes) issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and

                           (2) the redemption must occur within 60 days of the date of the closing of such Equity Offering.

         6. MANDATORY REDEMPTION.

         Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

         7. REPURCHASE AT OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Issuers shall make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the Change of Control Payment Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

                  (b) If the Company or a Restricted Subsidiary thereof consummates any Asset Sale, when the aggregate amount of Excess Proceeds exceeds $25.0 million, the Company shall commence an offer (an "Asset Sale Offer") pursuant to Section 4.11 of the Indenture to all Holders of Notes and all holders of other Indebtedness that is of equal priority with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other Indebtedness of equal priority that may be purchased out of the Excess Proceeds (which amount includes the entire amount of the Net Proceeds). The offer price in any Asset Sale Offer will be payable in cash and equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company or any Restricted Subsidiaries thereof may use such remaining Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness of equal priority tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness of equal priority to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Issuers prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

         8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of an Issuers' obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the assets of either Issuer, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or otherwise as necessary to comply with applicable law.

         11. DEFAULTS AND REMEDIES. Each of the following is an Event of
Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 4.16 and 5.01 of the Indenture, (iv) failure by the Company or any of its Restricted Subsidiaries for 30 consecutive days after written notice thereof has been given to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% of the principal amount of the Notes outstanding to comply with any of their other covenants or agreements in the Indenture, (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the date of the Indenture, if that default: (a) is caused by a failure to pay at final stated maturity the principal amount of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more, (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days or (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, premium, if any, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Issuers are required to deliver to the Trustee a statement specifying such Default or Event of Default.

         12. TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

         13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of either of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         14. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

         15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in any Registration Rights Agreement.

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

         CCO Holdings, LLC
         CCO Holdings Capital Corp.
         c/o Charter Communications, Inc.
         12405 Powerscourt Drive
         Suite 100
         St. Louis, Missouri 63131
         Attention: Secretary
         Telecopier No.: (314) 965-8793

                                 ASSIGNMENT FORM

         To assign this Note, fill in the form below:

(i) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                     (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________ to transfer this
Note on the books of the Issuers. The agent may substitute another to act for him.

Date:_______________________

         Your Signature:________________________________________________________
                           (Sign exactly as your name appears on the face of
                                             this Note)

         Signature Guarantee*:__________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.11 or 4.16 of the Indenture, check the appropriate box below:

         [ ] Section 4.11      [ ] Section 4.16

         If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.11 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _______________________

Date:____________________

         Your Signature: _______________________________________________________
                         (Sign exactly as your name appears on the face of this
                                                 Note)

         Tax Identification No.: _______________________________________________

         Signature Guarantee*:  ________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                             Principal
              Amount of      Amount of       Amount of
             decrease in    increase in     this Global
              Principal      Principal         Note
              Amount of      Amount of       following        Signature of authorized
 Date of     this Global    this Global    such decrease    officer of Trustee or Note
Exchange         Note          Note        (or increase)             Custodian
--------     -----------    -----------    -------------    --------------------------

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

CCO Holdings, LLC
CCO Holdings Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131

Wells Fargo Bank, N.A.
Corporate Trust Services
MAC N9303-120
Sixth and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-9825
Attention: Timothy P. Mowdy

         Re: Senior Floating Rate Notes due 2010

         Reference is hereby made to the Indenture, dated as of December 15, 2004 (the "Indenture"), among CCO Holdings, LLC (the "Company") and CCO Holdings Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ___________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $_____________________________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

         1. Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

         2. Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act. If the Transfer of the beneficial interest occurs prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, the transferred beneficial interest will be held immediately thereafter through Euroclear or Clearstream.

         3. Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) such Transfer is being effected to the Company or a subsidiary thereof; or

                  (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

                  (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the

         Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

         4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

                  (a) Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (b) Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (c) Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

___________________________________
    [Insert Name of Transferor]

By:________________________________
   Name:
   Title:

Dated: ____________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

         1. The Transferor owns and proposes to transfer the following:

         [CHECK ONE OF (a) OR (b)]

                  (a) a beneficial interest in the:

                           (i) Rule 144A Global Note (CUSIP __________), or

                           (ii) Regulation S Global Note (CUSIP _________), or

                  (b) a Restricted Definitive Note.

         2. After the Transfer the Transferee will hold:

         [CHECK ONE]

                  (a) a beneficial interest in the:

                           (i) Rule 144A Global Note (CUSIP __________), or

                           (ii) Regulation S Global Note (CUSIP _________), or

                           (iii) Unrestricted Global Note (CUSIP _________); or

                  (b) a Restricted Definitive Note; or

                  (c) an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

CCO Holdings, LLC
CCO Holdings Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131

Wells Fargo Bank, N.A.
Corporate Trust Services
MAC N9303-120
Sixth and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-9825
Attention: Timothy P. Mowdy

         Re: Senior Floating Rate Notes due 2010

                                (CUSIP [_______])

         Reference is hereby made to the Indenture, dated as of December 15, 2004 (the "Indenture"), among CCO Holdings, LLC (the "Company") and CCO Holdings Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         __________________________ (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________________________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

                  (a) Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to beneficial interest in an Unrestricted Global Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes would be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

                  (b) Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act,
         (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to an Unrestricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

                  (d) Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
         (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes.

                  (a) [ ] Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. If the Exchange is from beneficial interest in a Regulation S Global Note to a Restricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  (b) Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] [ ] Rule 144A Global Note or [ ] Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

______________________________________________
                   [Insert Name of Transferor]

By:_________________________________________
   Name:
   Title:

 Dated: ____________________________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

CCO Holdings, LLC
CCO Holdings Capital Corp.
c/o Charter Communications, Inc.
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131

Wells Fargo Bank, N.A.
Corporate Trust Services
MAC N9303-120
Sixth and Marquette Avenue
Minneapolis, MN 55479
Telecopier No.: (612) 667-9825
Attention: Timothy P. Mowdy

         Re: Senior Floating Rate Notes due 2010

         Reference is hereby made to the Indenture, dated as of December 15, 2004 (the "Indenture"), among CCO Holdings, LLC (the "Company") and CCO Holdings Capital Corp. ("Capital Corp" and, together with the Company, the "Issuers"), and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (i) [ ] a beneficial interest in a Global Note, or

                  (ii)  [ ] a Definitive Note,

we confirm that:

         1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (a) to the Company or any subsidiary thereof, (b) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (d) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (e) pursuant to the provisions of Rule 144(k) under the Securities Act or (f) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (a) through (e) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

___________________________________________
                [Insert Name of Transferor]

By: _______________________________________
    Name:
    Title:

Dated: ____________________________________

                                       D-2